Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Greenworks Lending LLC (“Greenworks”)

Nuveen CP LLC (“Nuveen CP” together with Greenworks, the “Company”)

Truist Securities, Inc.

ING Financial Markets LLC

(together, the “Specified Parties”)

Re: CPACE 2022-1 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “CPACE 2022-1 Loan Data Tape_221031_edits_from_KPMG_AUP.xlsx” provided by the Company on October 31, 2022, containing information on 35 commercial property assessed clean energy assets (the “C-PACE Assets” listed in Exhibit A) as of October 21, 2022 (the “Data File”), which we were informed are intended to be included as collateral in the offering by CPACE 2022-1. Greenworks is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.
•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.
•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.
•	The term “Cutoff Date” means October 21, 2022.
•	The term “Sources” means the following information provided by Greenworks:
–	For each C-PACE Asset, the following documents (as applicable): Financing Agreement, Notice of Assessment and Payment of Contractual Assessment Required, Notice of Assessment, Investment Packet, Bond Purchase Agreement, Taxable Revenue Note, Asset Sale Offering Memorandum, Indenture of Trust, Certificate of Levy and Lien, PACE Loan Agreement, CA Statewide Communities

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

Development Authority Open PACE Program Assessment Contract, PACE Special Assessment Agreement, Energy Project Cooperative Agreement, and/or Special Assessment Agreement (each, a “Financing Agreement”), PACE Transaction Summary, Closing Summary, Appraisal, Property Listing Report, and/or Disbursing Agreement.
–	A schedule which Greenworks informed us was exported from its Salesforce records listing the date and amount of each disbursement under each C-PACE Asset (the “Salesforce Report”).
–	Electronic mail correspondence listing the C-PACE Assets with no prepayment as of the Cutoff Date (the “No-Prepayment List”).
–	A list of acceptable Property Type corresponding to the property type described in the PACE Transaction Summary or Appraisal (the “Property Type Descriptions”), listed in Exhibit B.
–	Electronic mail correspondence listing the C-PACE Assets acquired by Greenworks from other C-PACE originators (the “Acquired C-PACE Assets”) and their respective acquisition dates.
–	A schedule which Greenworks informed us was the closing statement for the asset acquisition transaction on October 7, 2021, related to the Acquired C-PACE Assets with First Repayment Date occurring before the acquisition date (the “Acquisition Statement”).
•	The term “Instructions” means the instructions provided by Greenworks pertaining to a procedure, attribute, or methodology, as described in the procedures below.
•	The term “Provided Information” means the Cutoff Date, Sources, and Instructions.

Prior to being provided the Data File, we received one or more earlier versions of the data file on which to perform our procedures. In performing those procedures, we identified differences which were communicated to the Specified Parties. The Data File represents the revised information reflecting resolution of differences communicated as determined appropriate by the Specified Parties. We performed the procedures on the Data File, and the results of those procedures are reflected herein.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

For each C-PACE Asset, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Sources, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the Data File to the Sources for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Sources information is listed in the order of priority.

Attribute	Sources / Instructions
Building State	Financing Agreement
Project Address	Financing Agreement, PACE Transaction Summary
Taxing Entity	Financing Agreement
Property Type	PACE Transaction Summary, Appraisal, and Property Type Descriptions
DSCR	PACE Transaction Summary
Lien to Value (LTV)	Recompute as (i) the Total Financed Amount in the Financing Agreement divided by (ii) the As-Stabilized Prospective Market

Attribute	Sources / Instructions
Value, As-Complete Prospective Market Value, or Indicated Value, minus the cost of “Fees, Fixtures, and Equipment” (if any), listed in the Appraisal, Property Listing Report, or PACE Transaction Summary.
Debt to Value (DTV)	Recompute as (i) the sum of (a) Secured Debt or Mortgage Balance less Seller Financing Amount (listed in the PACE Transaction Summary) multiplied by the ratio of the C-PACE Parcel Value Stabilization and Parcel Appraisal Value (listed in the Appraisal, Property Listing Report, or PACE Transaction Summary), and (b) Principal Remaining, divided by (ii) the As-Stabilized Prospective Market Value, As-Complete Prospective Market Value, GWL Utilized Value, or Indicated Value, plus any equipment’s appraised value and tax return on additional equipment value, minus the cost of “Fees, Fixtures, and Equipment” (if any), listed in the Appraisal, Property Listing Report, or PACE Transaction Summary.
Loan Rate	Financing Agreement, Closing Summary
Loan Term	Financing Agreement, Closing Summary
Prepayment Penalty	Financing Agreement, Closing Summary
Total Financed Amount

Financing Agreement.

For the Acquired C-PACE Assets with First Repayment Date occurring before the acquisition date, compare Total Financed Amount to the Current Principal Balance listed in the Acquisition Statement.

Principal Remaining

Consider the Principal Remaining to be equal to the Total Financed Amount if the C-PACE Asset appears in the No-Prepayment List and the First Repayment Date is after the Cutoff Date.

If the First Repayment Date is before the Cutoff Date, compare Principal Remaining to the scheduled balance appearing in the Financing Agreement corresponding to the latest Repayment Date before the Cutoff Date, except for C-PACE Asset #12, for which Greenworks informed us that the payments due before the Cutoff Date had not been received, and as such, the information is considered to be in agreement if the Principal Remaining is equal to the Total Financed Amount.

For the Acquired C-PACE Assets with First Repayment Date occurring before the acquisition date, compare Principal Remaining to the scheduled balance appearing in the Financing Agreement corresponding to the Repayment Date immediately following the last payment stated in the Acquisition Statement.

Attribute	Sources / Instructions
Tax Bills / Year

Financing Agreement, Closing Summary

Consider the Tax Bills / Year to be “1” if the Financing Agreement requires annual installments, “2” if the Financing Agreement requires semi-annual installments, and “4” if the Financing Agreement requires quarterly installments.

First Repayment Date	Financing Agreement, Closing Summary
Total Disbursed (%)	Recompute as (i) the sum of disbursement amounts listed in the Salesforce Report, divided by (ii) the Project Amount listed in the Financing Agreement, Disbursing Agreement, or Closing Summary.
Amortization Start Date	Closing Summary, Financing Agreement
Capitalized Interest to Receive

Financing Agreement, Closing Summary

For the Acquired C-PACE Assets, if the Amortization Start Date occurs before the acquisition date, or if the Financing Agreement requires Capitated Interest to be paid on the C-PACE assessment closing date, consider the Capitalized Interest to Receive to be $0.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of Greenworks and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the C-PACE Assets, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the C-PACE Assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such C-PACE Assets being securitized, (iii) the compliance of the originator of the C-PACE Assets with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the C-PACE Assets that would be material to the likelihood that the issuer of the asset-backed notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, California
October 31, 2022

Exhibit A

The C-PACE Assets

C-PACE Asset #	Asset Number
1	9503
2	9122
3	8222
4	9740
5	9662
6	9318
7	10034
8	9558
9	9384
10	10001
11	8276
12	10192
13	8858
14	7316
15	10425
16	9903
17	8558
18	10550
19	10434
20	9906
21	10126
22	8028
23	10451
24	10690
25	11029
26	11015
27	11018
28	11030
29	11036
30	11039
31	10318
32	10763
33	11021
34	7872
35	11023

Exhibit B

Property Type Descriptions

Per PACE Transaction Summary or Appraisal	Acceptable Property Type
Apartments	Apartments
Behavioral Healthcare Facility	Hospitals
Condominiums	Condominiums
Educational Facilities	Educational Facilities
Extended Care Facility	Extended Care Facility
Hotel	Hotel
Industrial	Light Manufacturing
Industrial Storage Facility	Warehouse
Industrial/Flex/Manufacturing Warehouse	Warehouse and Distribution
Industrial-Warehouse	Warehouse
Light Industrial	Light Manufacturing
Light Manufacturing	Light Manufacturing
Medical Office	Medical Office
Mixed-Use	Multi-Tenant Retail
Mobile Home Parks	Mobile Home Parks
Multifamily	Apartments
Office	Office
Other	Other Civic Properties
Other-Orchard	Agriculture
Private School	Educational Facilities
Residential Condo	Condominiums
Retail	Multi-Tenant Retail
Self Storage Facility	Self Storage
Senior Housing	Senior Independent Living
Senior Housing-Memory Care	Senior Memory Care
Senior Living	Senior Assisted Living
Single Tenant Retail	Single Tenant Retail